UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 3, 2018

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Explanatory Note.

On October 5, 2018, Hines Global Income Trust, Inc. (“Hines Global” or the “Company”), through a wholly-owned subsidiary of its operating partnership, acquired from Fresh Park Venlo B.V. (the “Seller”) the leasehold interest in Fresh Park Venlo, a specialized logistics park located in Venlo, the Netherlands. The Seller is not affiliated with Hines Global or its affiliates.

On October 9, 2018, Hines Global filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of Fresh Park Venlo. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report. After reasonable inquiry, Hines Global is not aware of any material factors relating to Fresh Park Venlo that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith.

Fresh Park Venlo — For the Nine Months Ended September 30, 2018 (Unaudited) and the Year Ended December 31, 2017

Report of Independent Auditor
Statement of Revenues and Certain Operating Expenses
Notes to Statement of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith and incorporated herein by reference.

Hines Global Income Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2018 and the notes thereto
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2018 and the notes thereto
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2017 and the notes thereto
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT Income Trust, Inc.

December 18, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Report of Independent Auditor

To the Partners of
Hines Global REIT II Properties, LP
Houston, Texas

Report on the Historical Summary

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Fresh Park Venlo, a specialized logistics park located in Venlo, the Netherlands, for the year ended December 31, 2017.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Historical Summary, in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal controls relevant to the preparation and fair presentation of the statement that is free from material misstatement, whether from fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to Fresh Park Venlo’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fresh Park Venlo’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 2 to the Historical Summary of Fresh Park Venlo for the year ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Matter of Emphasis

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Global Income Trust, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of Fresh Park Venlo’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Saville Dodgen & Company, PLLC

Dallas, Texas
December 18, 2018

FRESH PARK VENLO
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2018 (Unaudited) and Year Ended December 31, 2017

Revenues:	Nine Months Ended September 30, 2018 (unaudited)	Year Ended December 31, 2017
Rental revenue	$8,605,973	$10,712,406
Other revenue	60,075	172,307
Total revenues	8,666,048	10,884,713
Certain operating expenses:
Utilities	240,329	298,290
Real estate taxes	288,353	396,170
Repairs and maintenance	831,102	1,205,702
Cleaning services	247	5,452
Salaries and wages	640,599	879,905
Building management services	534,882	654,490
Insurance	122,746	144,132
Total certain operating expenses	2,658,258	3,584,141
Revenues in excess of certain operating expenses	$6,007,790	$7,300,572

See accompanying notes to statement of revenues and certain operating expenses.

FRESH PARK VENLO
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2017

(1) Organization

Fresh Park Venlo, a specialized logistics park located in Venlo, the Netherlands, contains 2,863,630 square feet of net rentable area in aggregate. Fresh Park Venlo was acquired by Hines Global Income Trust, Inc. (“Hines Global”), through a wholly-owned subsidiary of its operating partnership. The acquisition was completed on October 5, 2018.

(2)  Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and operating expenses of Fresh Park Venlo, exclusive of depreciation and amortization, management fees, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of Fresh Park Venlo.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2018 included in this report are unaudited. In the opinion of management, all adjustments necessary for a fair presentation of the Historical Summary have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

In preparing the accompanying financial statements, Hines Global evaluated events and transactions that occurred subsequent to December 31, 2017, through the date that the accompanying financial statements were available to be issued on December 18, 2018.

(3) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)  Significant Accounting Policies

(a) Revenue Recognition

Fresh Park Venlo’s operations consist of rental revenue earned from tenants under leasing arrangements, which provide for minimum rent, escalations, park management fee contributions, and charges to the tenants for operating expenses. The leases with the tenants are net leases and have been accounted for as operating leases. Rental revenue is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire term of the leases.

(b)  Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

FRESH PARK VENLO
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2017

(5) Rental Revenue

The aggregate annual minimum cash payments to be received on the noncancelable operating leases in effect as of December 31, 2017 are as follows:

Year ending December 31:	Amount
2018	$10,361,060
2019	8,882,404
2020	7,113,158
2021	3,702,478
2022	3,383,918
Thereafter	12,601,784
Total	$46,044,802

Total minimum future rental revenue represents the base rent that the tenants are required to pay under the terms of their lease in effect at December 31, 2017, exclusive of charges for contingent rents, operating expenses, and real estate taxes. There were no significant contingent rents for the year ended December 31, 2017.

Of the total rental revenue for the year ended December 31, 2017, Fresh Park Venlo 23% was earned from a tenant in the gardening supplier industry whose lease expires in 2020, and 13% was earned by a farming co-op tenant whose lease expires in 2026.

* * * * *

HINES GLOBAL INCOME TRUST, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Hines Global Income Trust, Inc. (the “Company”), made the following acquisitions since January 1, 2017:

Property Name	Date of Acquisition	Net Purchase Price
Rookwood	January 6, 2017	$193.7 million
Montrose Student Residences	March 24, 2017	$40.6 million
Queen’s Court Student Residences	October 11, 2017	$65.3 million
Venue Museum District	September 21, 2018	$72.9 million
Fresh Park Venlo	October 5, 2018	$136.3 million

The unaudited pro forma condensed consolidated balance sheet assumes that the 2018 acquisition of Fresh Park Venlo, a specialized logistics park located in Venlo, the Netherlands, occurred on September 30, 2018 and the unaudited pro forma condensed consolidated statements of operations assume that all acquisitions described above occurred on January 1, 2017.

The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of the period presented, nor does it purport to represent the results of operations for future periods. The pro forma information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, and the Company's quarterly reports on Form 10-Q.

HINES GLOBAL INCOME TRUST, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2018

	September 30, 2018	Adjustments for the Fresh Park Venlo acquisition		Pro Forma
	(in thousands, except per share amounts)
ASSETS
Investment property, net	$618,462	$128,848	(a)	$747,310
Cash and cash equivalents	92,471	(49,289)	(b)	43,182
Restricted cash	7,305	—		7,305
Derivative instruments	64	—		64
Tenant and other receivables, net	7,275	—		7,275
Intangible lease assets, net	83,327	13,428	(a)	96,755
Deferred leasing costs, net	8,801	—		8,801
Other assets	3,314	(2,000)	(c)	1,314
Total assets	$821,019	$90,987		$912,006
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$21,842	$—		$21,842
Due to affiliates	21,184	—		21,184
Intangible lease liabilities, net	14,173	3,972	(a)	18,145
Other liabilities	9,865	—		9,865
Derivative instruments	100	—		100
Distributions payable	1,913	—		1,913
Notes payable to affiliates	75,000	—		75,000
Notes payable, net	404,506	87,015	(b)	491,521
Total liabilities	$548,583	$90,987		$639,570

Commitments and Contingencies	—	—		—

Equity:
Stockholders’ equity (deficit):
Preferred shares, $0.001 par value; 500,000,000 preferred shares authorized, none issued or outstanding as of September 30, 2018	—	—		—
Common shares, $0.001 par value per share	42	—		42
Additional paid-in capital	348,776	—		348,776
Accumulated distributions in excess of earnings	(77,710)	—		(77,710)
Accumulated other comprehensive income (loss)	1,328	—		1,328
Total stockholders’ equity	272,436	—		272,436
Noncontrolling interests	—	—		—
Total equity	272,436	—		272,436
Total liabilities and equity	$821,019	$90,987		$912,006

See notes to unaudited pro forma condensed consolidated balance sheet and notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2018

Adjustments

(a)
To record the pro forma effect of the Company’s acquisition of Fresh Park Venlo, assuming it had occurred on September 30, 2018. Investment property and intangible lease assets and liabilities were recorded at their relative fair value. See Note 2 — Significant Accounting Policies in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for the Company’s policies for determining the fair values of the Company’s investment property and intangible lease assets and liabilities. Pro forma adjustments related to these amounts are preliminary and subject to change.

(b)
The acquisition of Fresh Park Venlo was funded using proceeds from the Company’s current public offering, a $60.0 million advance under the Company’s credit facility with Hines Interests Limited Partnership (“Hines”), which occurred prior to September 30, 2018, and a secured mortgage facility from a third party totaling €75.0 million (approximately $87.0 million assuming a rate of $1.16 per EUR on the date of the transaction), which the Company entered into simultaneously with the acquisition of Fresh Park Venlo.

(c)
As of September 30, 2018, the Company had $2.0 million of capitalized acquisition costs related to the acquisition of Fresh Park Venlo included in other assets. These costs are being reclassified to be included in Investment Property, Net.

HINES GLOBAL INCOME TRUST, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2018

	Nine Months Ended September 30, 2018 (unaudited)	Adjustments for the Fresh Park Venlo acquisition		Other Adjustments		Pro Forma
	(in thousands, except per share amounts)
Revenues:
Rental revenue	$47,811	$9,378	(a)	$5,568	(d)	$62,757
Other revenue	770	60	(a)	54	(d)	884
Total revenue	48,581	9,438		5,622		63,641
Expenses:
Property operating expenses	$8,578	2,370	(a)	1,213	(d)	12,161
Real property taxes	6,065	288	(a)	978	(d)	7,331
Property management fees	986	142	(b)	155	(e)	1,283
Depreciation and amortization	21,249	6,302	(a)	4,408	(d)	31,959
Acquisition related expenses	144	—		—		144
Asset management and acquisition fees	3,674	—		209	(f)	3,883
Performance participation allocation	4,013	—		—		4,013
General and administrative expenses	2,275	—		—		2,275
Total expenses	46,984	9,102		6,963		63,049
Income (loss) before other income (expenses)	1,597	336		(1,341)		592
Other income (expenses):
Gain (loss) on derivative instruments	(153)	—		—		(153)
Gain on sale of real estate	14,491	—		—		14,491
Foreign currency gains (losses)	(382)	—		—		(382)
Interest expense	(8,336)	(2,623)	(c)	(1,811)	(g)	(12,770)
Interest income	106	—		—		106
Loss before provision for income taxes	7,323	(2,287)		(3,152)		1,884
Benefit (provision) for income tax	(138)	—		—		(138)
Net income (loss)	7,185	(2,287)		(3,152)		1,746
Net (income) loss attributable to noncontrolling interests	(10)	—		—		(10)
Net income (loss) attributable to common stockholders	$7,175	$(2,287)		$(3,152)		$1,736
Basic and diluted income (loss) per common share	$0.18	—		—		0.04
Weighted average number of common shares outstanding	39,765	—		1,319	(h)	41,084

See notes to unaudited pro forma condensed consolidated statement of operations and notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2018

(a)
To record the pro forma effect of the Company’s acquisition of Fresh Park Venlo based on its historical results of operations assuming that the acquisition had occurred on January 1, 2017. Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and in place lease assets and out of market lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(b)	To record the pro forma effect of the property management fee owed to an affiliate of Hines assuming that the acquisition of Fresh Park Venlo had occurred on January 1, 2017.

(c)
To record the pro forma effect of interest expense assuming that the Company had borrowings of $60.0 million under the credit facility with Hines and the secured mortgage facilities from a third party totaling €75.0 million (approximately $87.0 million assuming a rate of $1.16 per EUR on the date of the transaction) related to the acquisition of Fresh Park Venlo had been outstanding on January 1, 2017. The weighted average interest rate for all of the borrowings used to acquire Fresh Park Venlo was 2.40% at the date of acquisition. If interest rates were to increase by 1/8th of a percent, interest expense would increase by approximately $137,813.

(d)
To record the pro forma effect of the Company’s acquisition of Venue Museum District based on their historical results of operations assuming that these acquisitions had occurred on January 1, 2017. Depreciation and amortization were calculated based on the fair values of the investment properties using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms.

(e)	To record the pro forma effect of the property management fee with respect to Venue Museum District, assuming that the acquisition had occurred on January 1, 2017.

(f)	These adjustments reflect the pro forma effect of the asset management fee owed to an affiliate of Hines (net of waivers), assuming the Company’s acquisitions had occurred on January 1, 2017.

(g)
To record the pro forma effect of interest expense assuming the Company had approximately $45.0 million in permanent financing in place as of January 1, 2017 and borrowings of $15.0 million under the credit facility with Hines related to the acquisition of Venue Museum District. The weighted average interest rate for all of the borrowings used to acquire Venue Museum District was 4.03% as of the date of acquisition. If interest rates were to increase by 1/8th of a percent, interest expense would increase by approximately $56,250.

(h)
To record the pro forma effect of the proceeds from the issuance of shares of the Company's common stock that were used to complete the acquisitions described in (a) and (d) above, less amounts received from financing described in (c) and (h) above.

HINES GLOBAL INCOME TRUST, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Year Ended December 31, 2017	Adjustments for the Fresh Park Venlo acquisition		Other Adjustments		Pro Forma
	(in thousands, except per share amounts)
Revenues:
Rental revenue	$58,824	$11,686	(a)	$12,883	(d)	$83,393
Other revenue	900	172	(a)	78	(d)	1,150
Total revenue	59,724	11,858		12,961		84,543
Expenses:
Property operating expenses	9,663	3,188	(a)	2,913	(d)	15,764
Real property taxes	9,387	396	(a)	1,393	(d)	11,176
Property management fees	1,061	178	(b)	429	(e)	1,668
Depreciation and amortization	29,687	7,948	(a)	9,338	(d)	46,973
Acquisition related expenses	3,212	—		(3,210)	(f)	2
Asset management and acquisition fees	11,681	—		(6,503)	(g)	5,178
Performance participation allocation	251	—		—		251
General and administrative expenses	2,803	—		—		2,803
Total expenses	67,745	11,710		4,360		83,815
Income (loss) before other income (expenses)	(8,021)	148		8,601		728
Other income (expenses):
Gain (loss) on derivative instruments	(372)	—		—		(372)
Foreign currency gains (losses)	494	—		—		494
Interest expense	(9,453)	(3,497)	(c)	(6,662)	(h)	(19,612)
Interest income	83	—		6	(d)	89
Loss before provision for income taxes	(17,269)	(3,349)		1,945		(18,673)
Benefit (provision) for income tax	83	—		(247)		(164)
Net income (loss)	(17,186)	(3,349)		1,698		(18,837)
Net (income) loss attributable to noncontrolling interests	(12)	—		—		(12)
Net income (loss) attributable to common stockholders	$(17,198)	$(3,349)		$1,698		$(18,849)
Basic and diluted income (loss) per common share	$(0.48)	$—		—		$(0.46)
Weighted average number of common shares outstanding	35,808	—		5,276	(i)	41,084

See notes to unaudited pro forma condensed consolidated statement of operations and notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2017

(a)
To record the pro forma effect of the Company’s acquisition of Fresh Park Venlo based on its historical results of operations assuming that the acquisition had occurred on January 1, 2017. Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and in place lease assets and out of market lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(b)	To record the pro forma effect of the property management fee owed to an affiliate of Hines, assuming that the acquisition of Fresh Park Venlo had occurred on January 1, 2017.

(c)
To record the pro forma effect of interest expense assuming that the Company had borrowings of $60.0 million under the credit facility with Hines and the secured mortgage facility from a third party totaling €75.0 million (approximately $87.0 million assuming a rate of $1.16 per EUR on the date of the transaction) related to the acquisition of Fresh Park Venlo. The weighted average interest rate for all of the borrowings used to acquire Fresh Park Venlo was 2.40% at the date of acquisition. If interest rates were to increase by 1/8th of a percent, interest expense would increase by approximately $183,750.

(d)
To record the pro forma effect of the Company’s acquisitions of Rookwood, Montrose Student Residences, Queen’s Court Student Residences, and Venue Museum District based on their historical results of operations assuming that these acquisitions had occurred on January 1, 2017. Depreciation and amortization were calculated based on the fair values of the investment properties using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms.

(e)
To record the pro forma effect of the property management fee owed to an affiliate of Hines with respect to Rookwood, the Montrose Student Residences, the Queen’s Court Student Residences, and Venue Museum District, assuming that the acquisitions had occurred on January 1, 2017.

(f)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company’s acquisitions prior to October 1, 2018.

(g)
To eliminate the effect of the non-recurring acquisition fee recorded in relation to the Company’s acquisitions acquired prior to October 1, 2018. In addition, these adjustments reflect the pro forma effect of the asset management fee owed to an affiliate of Hines (net of waivers), assuming the Company’s acquisitions had occurred on January 1, 2017.

(h)
To record the pro forma effect of interest expense assuming that the Company had borrowings of $56.0 million under its credit facility with Hines and the assumption of two existing secured mortgage facilities from a third party totaling $96.0 million related to the acquisition of Rookwood, to record the pro forma effect of interest expense assuming that the Company had approximately $24.4 million in permanent financing in place as of January 1, 2017 and borrowings of $7.0 million under its credit facility with Hines related to the acquisition of the Montrose Student Residences, to record the pro forma effect of interest expense assuming that the Company had approximately $39.4 million in permanent financing in place as of January 1, 2017 and borrowings of $35.0 million under its credit facility with Hines related to the acquisition of the Queen’s Court Student Residences, and to record the pro forma effect of interest expense assuming the Company had approximately $45.0 million in permanent financing in place as of January 1, 2017 and borrowings of $15.0 million under the credit facility with Hines related to the acquisition of Venue Museum District. The weighted average interest rate for all of the borrowings used to acquire Rookwood, the Montrose Student Residences, the Queen’s Court Student Residences, and Venue Museum District was 2.86%, 2.00%, 2.81%, and 4.03%, respectively, as of the dates of acquisition of each property. If interest rates were to increase by 1/8th of a percent, interest expense would increase by approximately $397,250.

(i)
To record the pro forma effect of the proceeds from the issuance of shares of the Company's common stock that were used to complete the acquisitions described in (a) and (d) above, less amounts received from financing described in (c) and (h) above.